                                                                    EXHIBIT 4.13

                              [BALANCED CARE LOGO]

                         BALANCED CARE CORPORATION (SM)
                              SENIOR CARE FOR LIFE.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER                                                      SHARES
------                                                      ------
BAL

                                                       CUSIP 057630 10 5
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

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THIS CERTIFIES THAT


is the owner of
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FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF
BALANCED CARE CORPORATION (the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Certificate of Incorporation and all amendments thereto. Upon request, the Corporation will furnish without charge to the holder hereof a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences, and/or rights, as may be established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Brad E. Hollinger                                    /s/ Robert J. Sutton
---------------------                                    --------------------
Chairman, President and                                  Secretary
Chief Executive Officer


                            -------------------------
                            BALANCED CARE CORPORATION
                                 CORPORATE SEAL
                                      1995
                                    DELAWARE
                            -------------------------

Countersigned and Registered:
                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                (NEW YORK, N.Y.)

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
BY

                                                            AUTHORIZED SIGNATURE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common
TEN ENT -as tenants by the entireties
JT TEN  -as joint tenants with right
         of survivorship and not as
         tenants in common

UNIF GIFT MIN ACT                   CUSTODIAN
                   -------------                 --------------
                   (Cust)                        (Minor)

                        under Uniform Gifts to Minors Act

                            ------------------------
                            (State)

Additional abbreviations may also be used though not in the above list.


For value received,                           hereby sell, assign and
                    ------------------------
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------



--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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--------------------------------------------------------------------------Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated:
       --------------------


                        --------------------------------------------------------

                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



----------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.